SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

Check the appropriate box:

[X] Preliminary Information Statement
[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[  ] Definitive Information Statement

PRIVATE SECRETARY, INC.
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box)

☒ No fee required.

☐Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1) Title of each class of securities to which transaction applies:
2) Aggregate number of securities to which transaction applies:
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
4) Proposed maximum aggregate value of transaction:
5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2) Form, Schedule or Registration Statement No.:
3) Filing Party:
4) Date Filed:

Private Secretary, Inc.
112 North Curry Street
Carson City, Nevada 89703

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is first being furnished on or about July ___, 2011 to the holders of record as of the close of business on July ___, 2011 of the common stock of Private Secretary, Inc. (“Private Secretary”).

The Board of Directors of Private Secretary and 1 stockholder holding an aggregate of 10,000,000 shares of common stock issued and outstanding as of June 24, 2011, have approved and consented in writing to the actions described below.  Such approval and consent constitute the approval and consent of a majority of the total number of shares of outstanding common stock and are sufficient under the Nevada Revised Statutes (“NRS”) and Private Secretary’s Articles of Incorporation and Bylaws to approve the action.  Accordingly, the actions will not be submitted to the other stockholders of Private Secretary for a vote, and this Information Statement is being furnished to stockholders to provide them with certain information concerning the action in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the regulations promulgated thereunder, including Regulation 14C.

ACTIONS BY BOARD OF DIRECTORS
AND
CONSENTING STOCKHOLDER

GENERAL

Private Secretary will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. Private Secretary will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of Private Secretary’s common stock.

Private Secretary will deliver only one Information Statement to multiple security holders sharing an address unless Private Secretary has received contrary instructions from one or more of the security holders. Upon written or oral request, Private Secretary will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered.  You should direct any such requests to the following address:  Private Secretary, Inc., 112 North Curry Street, Carson City, Nevada 89703, Attn: Ms. Maureen Cotton, President.  Ms. Cotton may also be reached by telephone at (702) 284-3709.

INFORMATION ON CONSENTING STOCKHOLDER

Pursuant to Private Secretary’s Bylaws and the NRS, a vote by the holders of at least a majority of Private Secretary’s outstanding capital stock is required to effect the action described herein.  Private Secretary’s Articles of Incorporation does not authorize cumulative voting.  As of the record date, Private Secretary had 10,320,000 shares of common stock issued and outstanding.  The voting power representing not less than 5,160,001 shares of common stock is required to pass any stockholder resolutions.  The consenting stockholder is the record and beneficial owner of 10,000,000 shares of common stock, which represents approximately 96.8% of the issued and outstanding shares of Private Secretary’s common stock on such date.  Pursuant to Chapter 78.320 of the NRS, the consenting stockholder voted, with the Board of Directors, in favor of the actions described herein in a joint written consent, dated June 24, 2011.   No consideration was paid for the consent.  The consenting stockholder’s name, affiliation with Private Secretary, and her beneficial holdings are as follows:

Name	Beneficial Holder and Affiliation	Shares Beneficially Held	Percentage
Ms. Maureen Cotton	President, Secretary, Treasurer and Director	10,000,000 shares of common stock	96.8% (common stock)

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

None.

PROPOSALS BY SECURITY HOLDERS

None.

DISSENTERS RIGHTS OF APPRAISAL

None.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of June 24, 2011, certain information regarding the ownership of Private Secretary’s capital stock by each director and executive officer of Private Secretary, each person who is known to Private Secretary to be a beneficial owner of more than 5% of any class of Private Secretary’s voting stock, and by all officers and directors of Private Secretary as a group.  Unless otherwise indicated below, to Private Secretary’s knowledge, all persons listed below have sole voting and investing power with respect to their shares of capital stock, except to the extent authority is shared by spouses under applicable community property laws.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and generally includes voting or investment power with respect to securities.  Shares of common stock subject to options, warrants or convertible securities exercisable or convertible within 60 days of June 24, 2011 are deemed outstanding for computing the percentage of the person or entity holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person, and is based on 10,320,000 shares of common stock issued and outstanding on a fully diluted basis, as of June 24, 2011.

NAME AND ADDRESS OF BENEFICIAL OWNER (1)	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS (2)
Ms. Maureen Cotton President, Treasurer and Director	10,000,000 shares of common stock	96.8%
All officer and directors as a group (1 person)	10,000,000 shares of common stock	96.8%

(1)  Unless otherwise noted, the address of each person listed is c/o Private Secretary, Inc., 112 North Curry Street, Carson City, Nevada 89703
(2)  This table is based on 10,320,000 shares of common stock issued and outstanding on June 24, 2011.

EXECUTIVE COMPENSATION

The following tables set forth certain information about compensation paid, earned or accrued for services by our Chief Executive Officer and all other executive officers (collectively, the “Named Executive Officers”) in the fiscal years ended September 30, 2010 and 209:
Summary Compensation Table

						Non-Equity	Nonqualified
Name and				Stock	Option	Incentive Plan	Deferred	All Other
Principal		Salary	Bonus	Awards	Awards	Compensation	Compensation	Compensation	Total
Position	Year	($)	($)	($)*	($)*	($)	($)	($)	($)

Ms. Maureen Cotton; President,	2010	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Treasurer and	2009	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Director(1)

(1)  Appointed Director on July 22, 2008.  Appointed President, Secretary, Treasurer and Director on July 30, 2008.

Employment Agreements

At present, we have no employee agreement with our current sole officer and director, Maureen Cotton or any other person.

Other Compensation

There are no annuity, pension or retirement benefits proposed to be paid to officers, directors, or employees of our company in the event of retirement at normal retirement date as there was no existing plan as of September 30, 2010 provided for or contributed to by our company.

Director Compensation

The following table sets forth director compensation as of September 30, 2010:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Ms. Maureen Cotton (1)	-0-	-0-	-0-	-0-	-0-	-0-	-0-

(1)  Appointed Director on July 22, 2008.  Appointed President, Secretary, Treasurer and Director on July 30, 2008.

Directors of our company who are also employees do not receive cash compensation for their services as directors or members of the committees of the Board of Directors.  All directors may be reimbursed for their reasonable expenses incurred in connection with attending meetings of the Board of Directors or management committees.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information concerning outstanding stock awards held by the Named Executive Officers and our directors as of September 30, 2010:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Ms. Maureen Cotton (1)	-0-	-0-	-0-	-0-	N/A	-0-	-0-	-0-	-0-

(1)  As of June 24, 2011, Ms. Cotton has not received any options represented by any category in this table during the fiscal year 2010 or 2009.

Securities Authorized for Issuance under Equity Compensation Plans

Private Secretary has no equity compensation plans.

CHANGE IN CONTROL

To the knowledge of management, there are no present arrangements or pledges of securities of Private Secretary which may result in a change in control of Private Secretary.

NOTICE TO STOCKHOLDERS OF ACTION APPROVED BY CONSENTING STOCKHOLDER

The following action was taken based upon the unanimous recommendation of Private Secretary’s Board of Directors and the written consent of the consenting stockholder:

I.	AMENDMENT TO ARTICLES OF INCORPORATION TO EFFECT A FORWARD STOCK SPLIT AT A RATIO OF ONE HUNDRED FIFTY-FOR-ONE

On June 24, 2011 the Board of Directors the consenting stockholder adopted and approved a resolution to effect an amendment to our Articles of Incorporation to effect a forward split of all issued and outstanding shares of common stock, at a ratio of one hundred fifty-for-one (150:1) (the “Forward Stock Split”).  The Forward Stock Split shall be effective twenty (20) days after this Information Statement is mailed to stockholders of Private Secretary.

A table illustrating the Forward Stock Split and the amendment to increase the number of shares of common stock in Private Secretary’s Certificate of Incorporation (discussed below) is as follows:

Number of shares of common stock issued and outstanding	Number of shares of common stock authorized in Certificate of Incorporation		Number of shares of common stock authorized and reserved for issuance	Number of shares of common stock authorized but unreserved for issuance
Before Forward Stock Split and amendment to Certificate of Incorporation	10,320,000	75,000,000	-0-	64,680,000
After Forward Stock Split and amendment to Certificate of Incorporation	247,999,950 (1)	350,000,000	-0-	102,000,050

(1)
On June 24, 2011, after consenting to the actions described in this Schedule 14C, Maureen Cotton, our sole officer and director, redeemed 8,333,333 shares of common stock with Private Secretary, leaving her being the beneficial holder of 1,333,333 shares of common stock of Private Secretary.

The Board of Directors also reserves the right, notwithstanding stockholder approval and without further action by stockholders, to not proceed with the Forward Stock Split if the Board of Directors, in its sole discretion, determines that the Forward Stock Split is no longer in our best interests and that of our stockholders.  The Board of Directors may consider a variety of factors in determining whether or not to implement the Forward Stock Split, including, but not limited to, overall trends in the stock market, recent changes and anticipated trends in the per share market price of the common stock, business and transactional developments, and our actual and projected financial performance.

Though the Forward Stock Split will not change the number of authorized shares of common stock, the Board of Directors and the consenting stockholder have also approved a resolution to effect an amendment to our Articles of Incorporation to increase the number of authorized shares of common stock from 75,000,000 to 350,000,000, as discussed in more detail below.  Except for any changes as a result of the treatment of fractional shares, each stockholder of Private Secretary will hold the same percentage of common stock outstanding immediately following the Forward Stock Split as such stockholder held immediately prior to the split.

Purpose

The Board of Directors believed that it was in the best interests of Private Secretary to implement the Forward Stock Split on the basis that the low number of issued and outstanding shares of common stock of Private Secretary would likely not appeal to brokerage firms and that when trading, the current projected per share price level of our common stock will reduce the effective marketability of our common stock because of the reluctance of many brokerage firms to recommend stock to their clients or to act as market-makers for issuers which do not have a sufficient number of shares of common stock issued and outstanding.

Certain Risks Associated With the Forward Stock Split

There can be no assurance that the total projected market capitalization of Private Secretary’s common stock after the proposed Forward Stock Split will be equal to or greater than the total projected market capitalization before the proposed Forward Stock Split or that the per share price of Private Secretary’s common stock following the Forward Stock Split will either exceed or remain higher than the current anticipated per share.

There can be no assurance that the market price per new share of Private Secretary common stock (the “New Shares”) after the Forward Stock Split will rise or remain constant in proportion to the reduction in the number of old shares of Private Secretary common stock (the “Old Shares”) outstanding before the Forward Stock Split.

Accordingly, the total market capitalization of Private Secretary’s common stock after the proposed Forward Stock Split may be lower than the total market capitalization before the proposed Forward Stock Split and, in the future, the market price of Private Secretary’s common stock following the Forward Stock Split may not exceed or remain higher than the market price prior to the proposed Forward Stock Split.  In many cases, the total market capitalization of a company following a Forward Stock Split is lower than the total market capitalization before the Forward Stock Split.

There can be no assurance that the Forward Stock Split will result in a per share price that will attract investors.

A decline in the market price for Private Secretary’s common stock after the Forward Stock Split may result in a greater percentage decline than would occur in the absence of a Forward Stock Split, and the liquidity of Private Secretary’s common stock could be adversely affected following a Forward Stock Split.

The market price of Private Secretary’s common stock will also be based on Private Secretary’s performance and other factors, some of which are unrelated to the number of shares outstanding.  If the forward stock split is effected and the market price of Private Secretary’s common stock declines, the percentage decline as an absolute number and as a percentage of Private Secretary’s overall market capitalization may be greater than would occur in the absence of a forward stock split.  In many cases, both the total market capitalization of a company and the market price of a share of such company’s common stock following a forward stock split are lower than they were before the Forward Stock Split. Furthermore, the liquidity of Private Secretary’s common stock could be adversely affected by the reduced number of shares that would be outstanding after the Forward Stock Split.

Private Secretary’s common stock trades as a “penny stock” classification which limits the liquidity for Private Secretary’s common stock.

Private Secretary’s stock is subject to “penny stock” rules as defined in Exchange Act Rule 3a51-1.  The SEC has adopted rules that regulate broker-dealer practices in connection with transactions in penny stocks.  Private Secretary’s common stock is subject to these penny stock rules.  Transaction costs associated with purchases and sales of penny stocks are likely to be higher than those for other securities.  Penny stocks generally are equity securities with a price of less than $5.00 (other than securities registered on certain national securities exchanges, provided that current price and volume information with respect to transactions in such securities is provided by the exchange).

As a result, all brokers or dealers involved in a transaction in which Private Secretary’s shares are sold to any buyer, other than an established customer or “accredited investor,” must make a special written determination.  These Exchange Act rules may limit the ability or willingness of brokers and other market participants to make a market in our shares and may limit the ability of Private Secretary’s stockholders to sell in the secondary market, through brokers, dealers or otherwise.  Private Secretary also understands that many brokerage firms will discourage their customers from trading in shares falling within the “penny stock” definition due to the added regulatory and disclosure burdens imposed by these Exchange Act rules.  These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for the common shares in the United States and stockholders may find it more difficult to sell their shares.  An orderly market is not assured or implied as to Private Secretary’s common stock.  Nor are there any assurances as to the existence of market makers or broker/dealers for Private Secretary’s common stock.

Principal Effects of the Forward Stock Split

In addition to those risk factors noted above, the Forward Stock Split will have the following effects:

General Corporate Change – (i) one (1) Old Share owned by a stockholder would be exchanged for one hundred fifty (150) New Shares, and (ii) the number of shares of Private Secretary’s common stock issued and outstanding will be increased proportionately based on the Forward Stock Split.

As approved and effected, the Forward Stock Split will be effected simultaneously for all of Private Secretary’s common stock.  While the intent is for the proposed forward split to affect all of Private Secretary’s stockholders uniformly, the process of rounding up when any of Private Secretary’s stockholders own a fractional share will result in a non-material change in each stockholder’s percentage ownership interest in Private Secretary.

The Forward Stock Split does not materially affect the proportionate equity interest in Private Secretary of any holder of common stock or the relative rights, preferences, privileges or priorities of any such stockholder.

Fractional Shares - Any fractional shares of common stock resulting from the forward split will “round up” to the nearest whole number.  No cash will be paid to any holders of fractional interests in Private Secretary.

Authorized Shares - The forward split will not change the number of authorized shares of common stock of Private Secretary, as states in Private Secretary’s Articles of Incorporation, as amended.

Accounting Matters - The Forward Stock Split will not affect the par value of Private Secretary’s common stock.  As a result, as of the effective time of the Forward Stock Split, the stated capital on Private Secretary’s balance sheet attributable to Private Secretary’s common stock will be increased proportionately based on the Forward Stock Split ratio, and the additional paid-in capital account will be credited with the amount by which the stated capital is increased.  The per share net income or loss and net book value of Private Secretary’s common stock will be restated because there will be a greater number shares of Private Secretary’s common stock outstanding.

Procedure for Effecting the Forward Stock Split and Exchange of Stock Certificates

Upon effectiveness of the Forward Stock Split, each outstanding share of Private Secretary will automatically be converted on the effective date at the applicable Forward Stock Split ratio. It will not be necessary for stockholders of Private Secretary to exchange their existing stock certificates.

Certain of our registered holders of common stock may hold some or all of their shares electronically in book-entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership of our common stock.  They are, however, provided with a statement reflecting the number of shares registered in their accounts.  If a stockholder holds registered shares in book-entry form with our transfer agent, no action needs to be taken to receive post-reverse stock split shares or cash payment in lieu of any fractional share interest, if applicable. If a stockholder is entitled to post-Forward Stock Split shares, a transaction statement will automatically be sent to the stockholder’s address of record indicating the number of shares of common stock held following the reverse stock split.

Federal Income Tax Consequences of the Forward Stock Split

The following is a summary of certain material federal income tax consequences of the Forward Stock Split.  It does not purport to be a complete discussion of all of the possible federal income tax consequences of the Forward Stock Split and is included for general information only.  Further, it does not address any state, local or foreign income or other tax consequences.  Also, it does not address the tax consequences to holders that are subject to special tax  rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, non-resident alien individuals, broker-dealers and tax-exempt entities.  The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively.  This summary also assumes that the Old Shares were, and the New Shares will be, held as a “capital asset,” as defined in the Internal Revenue Code of 1986, as amended (i.e., generally, property held for investment).  The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder.  Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of the Forward Stock Split.

No gain or loss should be recognized by a stockholder upon such stockholder’s exchange of Old Shares for New Shares pursuant to the Forward Stock Split.  The aggregate tax basis of the New Shares received in the Forward Stock Split (including any fraction of a New Share deemed to have been received) will be the same as the stockholder’s aggregate tax basis in the Old Shares exchanged therefor.  The stockholder’s holding period for the New Shares will include the period during which the stockholder held the Old Shares surrendered in the Forward Stock Split.

TO ENSURE COMPLIANCE WITH TREASURY DEPARTMENT CIRCULAR 230, STOCKHOLDERS ARE HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF FEDERAL TAX ISSUES IN THIS INFORMATION STATEMENT IS NOT INTENDED OR WRITTEN TO BE RELIED UPON, AND CANNOT BE RELIED UPON BY STOCKHOLDERS FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON STOCKHOLDERS UNDER THE INTERNAL REVENUE CODE; (B) SUCH DISCUSSION IS INCLUDED HEREIN BY THE COMPANY IN CONNECTION WITH THE PROMOTION OR MARKETING (WITHIN THE MEANING OF CIRCULAR 230) BY THE COMPANY OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN; AND (C) STOCKHOLDERS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

Private Secretary’s view regarding the tax consequences of the Forward Stock Split is not binding on the Internal Revenue Service or the courts.  Accordingly, each stockholder should consult with his or her own tax advisor with respect to all of the potential tax consequences to him or her of the Forward Stock Split.

II.	AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED COMMON STOCK

On June 24, 2011 the Board of Directors the consenting stockholder adopted and approved a resolution to effect an amendment to our Articles of Incorporation to increase the number of shares of authorized common stock from 75,000,000 to 350,000,000.  The par value of each such common stock shall is and shall remain $0.001 per share.  Such amendment is referred to herein as the “Authorized Shares Amendment.”

Currently, Private Secretary has 75,000,000 shares of common stock authorized, of which 1,653,333 shares are issued and outstanding.  (On June 24, 2011, after consenting to the actions described in this Schedule 14C, Maureen Cotton, our sole officer and director, redeemed 8,333,333 shares of common stock with Private Secretary, leaving her being the beneficial holder of 1,333,333 shares of common stock of Private Secretary.)  The Authorized Shares Amendment shall be effective twenty (20) days after this Information Statement is mailed to stockholders of Private Secretary; and thereafter, Private Secretary will have 350,000,000 shares of shares of common stock authorized for issuance, of which 102,000,050 will be available for issuance, after also giving effect to the Forward Stock Split.

Any additional issuance of common stock could, under certain circumstances, have the effect of delaying or preventing a change in control of Private Secretary by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control of Private Secretary.  Shares of common stock could be issued, or rights to purchase such shares could be issued, to render more difficult or discourage an attempt to obtain control of Private Secretary by means of a tender offer, proxy contest, merger or otherwise.  The ability of the Board of the Directors to issue such additional shares of common stock could discourage an attempt by a party to acquire control of Private Secretary by tender offer or other means.  Such issuances could therefore deprive stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price that such an attempt could cause.  Moreover, the issuance of such additional shares of common stock to persons interests aligned with that of the Board of Directors could make it more difficult to remove incumbent managers and directors from office even if such change were to be favorable to stockholders generally.

While the increase in the number of shares of common stock authorized may have anti-takeover ramifications, the Board of Directors believes that the financial flexibility offered by the amendment outweighs any disadvantages.  To the extent that the increase in the number of shares of common stock authorized may have anti-takeover effects, the amendment may encourage persons seeking to acquire Private Secretary to negotiate directly with the Board of Directors, enabling the Board of Directors to consider a proposed transaction in a manner that best serves the stockholders’ interests.

The Board believes that it is advisable and in the best interests of Private Secretary to have available additional authorized but unissued shares of common stock in an amount adequate to provide for Private Secretary’s future needs.  The unissued shares of common stock will be available for issuance from time to time as may be deemed advisable or required for various purposes, including the issuance of shares in connection with financing or acquisition transactions.   Private Secretary has no present plans or commitments for the issuance or use of the proposed additional shares of common stock in connection with any financing.

The Authorized Shares Amendment is not intended to have any anti-takeover effect and is not part of any series of anti-takeover measures contained in any debt instruments or the Articles of Incorporation or the Bylaws of Private Secretary in effect on the date of this Information Statement.  However, Private Secretary stockholders should note that the availability of additional authorized and unissued shares of common stock could make any attempt to gain control of Private Secretary or the Board of Directors more difficult or time consuming and that the availability of additional authorized and unissued shares might make it more difficult to remove management.  Private Secretary is not aware of any proposed attempt to take over Private Secretary or of any attempt to acquire a large block of Private Secretary’s stock.  Private Secretary has no present intention to use the increased number of authorized common stock for anti-takeover purposes.

ADDITIONAL AND AVAILABLE INFORMATION

Private Secretary is subject to the informational filing requirements of the Exchange Act and, in accordance therewith, is required to file periodic reports, proxy statements and other information with the SEC relating to its business, financial condition and other matters. Such reports, proxy statements and other information can be inspected and copied at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Information regarding the public reference facilities may be obtained from the SEC by telephoning 1-800-SEC-0330.  Our filings are also available to the public on the SEC’s website (www.sec.gov).

STATEMENT OF ADDITIONAL INFORMATION

Private Secretary’s Annual Report on Form 10-K, for the fiscal year ended September 30, 2010 and filed on December 27, 2010; its Quarterly Report on Form 10-Q, for the fiscal quarter ended December 31, 2010,  and filed on January 25, 2011, and its Quarterly Report on Form 10-Q, for the fiscal quarter ended March 31, 2011,  and filed on April 29, 2011 are incorporated herein by this reference.

Private Secretary will provide without charge to each person, including any beneficial owner of such person, to whom a copy of this Information Statement has been delivered, on written or oral request, a copy of any and all of the documents referred to above that have been or may be incorporated by reference herein other than exhibits to such documents (unless such exhibits are specifically incorporated by reference herein).

All documents filed by Private Secretary pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Information Statement shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

COMPANY CONTACT INFORMATION

All inquiries regarding Private Secretary should be addressed to Ms. Maureen Cotton, President, at Private Secretary’s principal executive offices, at:   Private Secretary, Inc., 112 North Curry Street, Carson City, Nevada 89703, Attn: Ms. Maureen Cotton, President, telephone (702) 284-3709.